                             NOTE PURCHASE AGREEMENT


                  NOTE PURCHASE AGREEMENT, dated as of January 26, 1998, among each of the Purchasers parties set forth on Exhibit A attached hereto (each, a "Purchaser" and collectively, the "Purchasers") and Soulfood Concepts, Inc. (the "Company").


                              W I T N E S S E T H :
                               - - - - - - - - - -


                  WHEREAS, each Purchaser desires to purchase, severally and not jointly, the principal amount of the Company's 8% convertible secured notes, substantially in the form of Exhibit B attached hereto (the "Notes") set forth opposite such Purchaser's name on Exhibit A attached hereto, together with a warrant, substantially in the form of Exhibit C attached hereto (the "Warrant") to purchase up to that number of shares of the Company's common stock, par value $.003 per share (the "Common Stock"), as set forth opposite such Purchaser's name on Exhibit A attached hereto; and

                  WHEREAS, the Company desires to issue the Notes and Warrants to the Purchasers in accordance with the terms hereof.

                  NOW, THEREFORE, in consideration of the premises and mutual covenants herein set forth, the parties hereto agree as follows:

                                    ARTICLE I

                                Sale and Exchange


2     Sale of the Notes and Warrants. The Company hereby sells, conveys, transfers and delivers to each Purchaser, severally and not jointly, and each Purchaser, severally and not jointly, hereby purchases and accepts, the Notes and the Warrants, in the amounts set forth on Exhibit A attached hereto, in accordance with the terms hereof.

                  2.1 Consideration. In reliance upon the representations, warranties, covenants and agreements contained herein, subject to the terms and conditions hereof (including, without limitation, full performance by the Company of its obligations pursuant to Section 1.4), and in consideration of the sale, conveyance, transfer and delivery of the Notes and the Warrants pursuant to Section 1.1, each Purchaser, severally and not jointly, shall deliver to the Company at the Closing described in Section 1.3 hereof the principal amount of the Notes purchased by such Purchaser as set forth on Exhibit A attached hereto in immediately available funds.

                  2.2 Closing. The closing of the purchase of the Notes and Warrants (the "Closing") shall take place simultaneously with the execution hereof, unless the parties shall otherwise agree, at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019 on January 26, 1998 at 10:00 A.M. or at such other place or time as the parties may agree (the "Closing Date").

                  2.3 Deliveries by the Company. At the Closing, the Company shall deliver to each Purchaser (a) the Note purchased by such Purchaser, (b) the Warrant purchased by such Purchaser, (c) a certificate of good standing of the Company from the Secretary of State of the State of Delaware, and (d) an officer's certificate of the Company, containing true and accurate copies of the resolutions adopted by the Company authorizing the transactions contemplated hereby.

                  2.4 Deliveries by the Purchaser. At the Closing, each Purchaser, severally and not jointly, shall deliver to the Company the principal amount of the Notes purchased by such Purchaser as set forth on Exhibit A attached hereto in immediately available funds.

                  2.5 Further Assurances. In addition to the other obligations required to be performed by the Company and the Purchasers hereunder, each of the Company and the Purchasers agrees that it shall, at the Closing and at any time, and from time to time thereafter, without cost to the other, execute, acknowledge and deliver such instruments and documents, and take such other actions, as may reasonably be requested of it by the other in order to effectively vest in the Purchasers good and marketable title to the Note and Warrant purchased by such Purchaser, free and clear of all liens, pledges, or encumbrances.


                                   ARTICLE II

                   Purchaser's Representations and Warranties

                  Each Purchaser, severally and not jointly, hereby represents and warrants to the Company that:


3      Binding Agreement. The Purchaser has full power, authority and legal capacity to (i) execute, deliver and perform this Agreement and (ii) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

                  3.1 Acquisition of Note and Warrant for Own Account; Restrictions on Transfer. The Purchaser is acquiring the Note and the Warrant for investment and not with a view to the sale or distribution thereof, and is acquiring such Note and Warrant for its own account and not on behalf of others and has not granted any other person any right or option or any participation or beneficial interest in any of the Note or the Warrant. The Purchaser acknowledges its understanding that the Note and the Warrant constitute restricted securities within the meaning of Rule 144 of the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and that none of such Note or the Warrant may be sold except pursuant to an effective registration statement under the Securities Act or in a transaction exempt from registration under the Securities Act, and acknowledges that it understands the meaning and effect of such restriction. The Purchaser has sufficient knowledge and experience in financial and business matters so that it is capable of evaluating the risks and merits of the acquisition of the Note and the Warrant. The Purchaser is aware of and has investigated the Company's business, management and financial condition, has had a satisfactory opportunity to ask questions of, and receive answers from, agents and employees of the Company concerning the business of the Company and the terms and conditions of this transaction and has had access to such other information about the Company as the Purchaser deemed necessary or desirable to reach an informed and knowledgeable decision to purchase the Note and the Warrant hereunder. The Purchaser further acknowledges that the Company is not currently subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

                  3.2 Accreditation. The Purchaser is an accredited investor within the meaning of Rule 501 of the rules and regulations of the Commission promulgated under the Securities Act, and has the financial ability to bear the economic risk of its acquisition of the Note and the Warrant.


                                   ARTICLE III

               Company's Representations, Warranties and Covenants

                  The Company hereby represents and warrants to each Purchaser, and covenants and agrees with each Purchaser, that:


4      Validity and Binding Agreement. The Company has full power, authority and legal capacity to (i) execute, deliver and perform this Agreement and (ii) consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms.

                  4.1 Organization and Standing; Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own and operate its properties, to carry on its business as now conducted and to enter into this Agreement and carry out the transactions contemplated hereby.


                  4.2 Capitalization.

                           (i) On the date of this Agreement, the authorized
capital stock of the Company consists of 14,500,000 shares of Common Stock, of which 3,139,816 shares are issued and outstanding and 500,000 shares of preferred stock, par value $.003 per share, none of which are issued and outstanding.

                           (ii) The shares of Common Stock into which the Notes
are convertible (the "Note Shares") and the shares of Common Stock into which the Warrants are exercisable (the "Warrant Shares") are duly reserved for issuance, and upon issuance thereof in accordance with the terms and provisions of the Note and the Warrant, respectively, the Note Shares and the Warrant Shares will be duly and validly issued, fully paid and non-assessable.

                  4.3 Use of Proceeds of Financing. Upon the completion by the Company of an equity financing which results in net proceeds to the Company of at least $2,000,000, the Company shall use such net proceeds to fully, finally and indefeasibly pay all of its obligations to the Purchasers evidenced hereby and by the Notes, Warrants and all other agreements, documents and instruments executed in connection herewith and therewith.


                                   ARTICLE IV

                               Registration Rights

5    Demand Registration Rights. Beginning on January 1, 1999, the Company, upon written demand of the Purchasers holding in the aggregate a majority of the principal amount of Notes outstanding, agrees to register on two occasions, all or any portion of the Note Shares or the Warrant Shares (collectively, the "Registrable Shares"). Such Purchasers have the right to request in writing that the Company effect the registration under the Securities Act of the Registrable Shares, and the Company shall, as expeditiously as possible, use its best efforts to effect the registration, on a form of general use under the Securities Act, of all the Registrable Shares which the Company has been requested to register. Notwithstanding the foregoing, if the Company shall furnish to the Purchasers requesting a registration under this Section 4.1 a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt by the Purchasers of such certificate; provided, however, that the Company may not utilize this right more than once in any 12-month period. In addition, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 4.1 during the period starting with the date 30 days prior to the Company's good faith estimate of the date of filing of, and ending on a date 120 days after the effective date of, a registration subject to Section 4.2 hereto; provided that the Company is actively employing in good faith its best efforts to cause such registration statement to be filed and thereafter to become effective.

                  5.1 "Piggyback" Registration Rights. At any time after the Closing Date, the Company shall, at least thirty (30) days prior to the filing of any registration statement under the Securities Act (other than a registration statement on Form S-8 or Form S-4 or any successor forms) relating to the public offering of its Common Stock by the Company or any of its security holders, give written notice of such proposed filing and of the proposed date thereof to the Purchasers, and if, on or before the twentieth (20th) day following the date on which such notice is given, the Company shall receive a written request from the Purchasers requesting that the Company include among the securities covered by such registration statement some or all of the Registrable Shares held by the Purchasers, the Company shall, subject to Section
4.3 hereof, include such the Registrable Shares in such registration statement, if filed, so as to permit such Registrable Shares to be sold or disposed of in the manner and on the terms of the offering thereof set forth in such request.

                  5.2 Terms and Conditions of Registration. Except as otherwise provided herein, in connection with any registration statement filed pursuant to Sections 4.1 or 4.2 herein, the following provisions shall apply:

                           (i) If such registration statement shall be filed
pursuant to Section 4.2 hereof and if the managing underwriter advises the Company in writing that the inclusion in such registration of some or all of the Registrable Shares sought to be registered by such Purchasers creates a substantial risk that the proceeds or price per share that will be derived from such registration will be reduced or that the number of shares to be registered at the insistence of such Purchasers, plus the number of shares of Common Stock sought to be registered by the Company and any other stockholders of the Company is too large a number to be reasonably sold, then, in such event, the number of shares sought to be registered for the Company, the other stockholders of the Company having registration rights, and such Purchasers, as applicable, shall be reduced, pro rata in proportion to the number of shares sought to be registered to the number of shares recommended be sold by the managing underwriter. In no event will any securities to be sold by the Company be excluded from such registration by reason of any underwriters' cut-backs unless the Company has agreed thereto with the underwriter.

                           (ii) If requested by such Purchasers in connection
with a registration statement filed pursuant to Section 4.1, the Company will enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, such Purchasers and the underwriters, and to contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in such agreements used by the managing underwriter, including, without limitation, restrictions of sales of Common Stock or other securities by the Company as may be reasonably agreed to between the Company and such underwriters, and indemnities and rights to contributions to the effect and to the extent provided in Sections 4.4 and 4.5 hereof. Such Purchasers shall be a party to any underwriting agreement relating to an underwritten sale of its Registrable Shares and may, at their option, require that any or all of the representations, warranties and covenants of the Company to or for the benefit of such underwriters, shall also be made to and for the benefit of such Purchasers. All representations and warranties of such Purchasers shall be made to or for the benefit of the Company.

                           (iii) The Company shall provide a transfer agent and
registrar (which may be the same entity) for the Registrable Shares, not later than the effective date of such registration.

                           (iv) All expenses in connection with the preparation
and filing of a registration statement filed pursuant to Sections 4.1 or 4.2 shall be borne solely by the Company, except for any transfer taxes payable with respect to the disposition of such Registrable Shares, and any underwriting discounts and selling commissions applicable solely to such sales of Registrable Shares, which shall be paid by such Purchasers, severally.

                           (v) The Company shall use its best efforts to cause
all of the shares of Common Stock covered by such registration statement to be listed on NASDAQ or on such other securities exchange as such shares may then be listed, on which similar shares are listed for trading, if the listing of such registered shares is permitted by such exchange.

                           (vi) Following the effective date of such
registration statement, the Company shall, upon the request of such Purchasers, forthwith supply such number of prospectuses (including exhibits thereto and preliminary prospectuses and amendments and supplements thereto) meeting the requirements of the Securities Act and such other documents as are referred to in the prospectus as shall be reasonably requested by such Purchasers to permit such Purchasers to make a public distribution of their Registrable Shares.

                           (vii) Such Purchasers may select the underwriter or
underwriters, if any, who are to undertake any offering and distribution of the Registrable Shares to be included in a registration statement filed under the provisions of Section 4.1 hereof, subject to the Company's prior approval of the underwriter, which approval shall not be unreasonably withheld.

                           (viii) The Company shall use its best efforts to
register the Registrable Shares covered by any such registration statements filed pursuant to Section 4.1 or 4.2 under such securities or Blue Sky laws in addition to those in which the Company would otherwise sell Registrable Shares, as such Purchasers shall request, except that neither the Company nor such Purchasers shall for any such purpose be required to execute a general consent to service of process or to qualify to do business as a foreign corporation in any jurisdiction where it is not so qualified. The fees and expenses incurred in connection with such registration shall be borne by the Company.

                           (ix) Such Purchasers shall cooperate fully with the
Company and provide the Company with all information reasonably requested by the Company for inclusion in the registration statement or as necessary to comply with the Securities Act. The Company shall cooperate fully with any underwriters selected by such Purchasers and counsel to such underwriters, and shall provide reasonable and customary access to the Company's books and records (upon receipt from such underwriters of customary confidentiality agreements) in order to facilitate such underwriters' review and examination of the Company in connection with such underwriting.

                           (x) The Company shall notify such Purchasers, at any
time after effectiveness when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, such Purchasers shall not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it), and at the request of such Purchasers prepare and furnish such Purchasers as promptly as practicable, but in any event within 30 days, a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

                           (xi) The Company shall furnish to such Purchasers at
the time of the registration of the Registrable Shares, a signed copy of an opinion of the Company's regular in- house or outside general counsel, or other counsel of the Company's selection reasonably acceptable to, and which opinion shall be reasonably satisfactory in form and substance to, such Purchasers to the effect that: (a) a registration statement covering the Registrable Shares has been filed with the Commission under the Securities Act and has been declared effective by order of the Commission, (b) said registration statement and prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, and nothing has come to such counsel's attention (after due inquiry) which would cause such counsel to believe that either said registration statement or such prospectus (other than the financial statements contained therein, as to which such counsel need not express any opinion) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein (in the case of such prospectus, in light of the circumstances under which they were made) not misleading, (c) after due inquiry such counsel knows of no legal or governmental proceedings required to be described in such registration statement or prospectus which are not described as required, or of any contracts or documents of a character required to be described in such registration statement or such prospectus to be filed as an exhibit to such registration statement or to be incorporated by reference therein which are not described and filed as required and (d) to such counsel's knowledge, no stop order has been issued by the Commission suspending the effectiveness of such registration statement; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company (copies of which shall be delivered to such Purchasers).

                           (xii) The Company will use its best efforts to comply
with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended, to the extent it shall be required to do so pursuant to such sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated by the Commission under the Securities Act) from time to time in effect and relating to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by such Purchasers. The Company will also cooperate with such Purchasers in supplying such information and documentation as may be necessary for such Purchasers to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any of the Company's Common Stock held by such Purchasers.

                  5.3      Indemnification.

                           (i) In the event of the registration of any
Registrable Shares of the Company under the Securities Act pursuant to the provisions of Sections 4.1 or 4.2, the Company agrees to indemnify and hold harmless such Purchasers, each underwriter, broker or dealer, if any, and their respective directors, officers and employees, of such Registrable Shares, and each other person, if any, who controls the holders of the Registrable Shares (or a permitted assignee thereof), such underwriter, broker or dealer within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities (or actions in respect thereof), joint or several, to which such Purchasers (and as applicable) its directors, officers or employees, or such underwriter, broker or dealer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which the Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Registrable Shares, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation under the Securities Act applicable to the Company or relating to any action or inaction required by the Company in connection with any such registration and will reimburse such Purchasers, each such underwriter, broker or dealer and controlling person, and their respective directors, officers or employees, for any legal or other expenses reasonably incurred by such Purchasers or such underwriter, broker or dealer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, such preliminary prospectus, such final prospectus or such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Purchasers and as applicable, such Purchasers' directors, officers or employees, or such underwriter, broker, dealer or controlling person for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                           (ii) In the event of the registration of any
Registrable Shares of such Purchasers under the Securities Act for sale pursuant to the provisions of this Agreement, such Purchasers agree, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and employees, from and against any losses, claims, damages or liabilities, joint or several, to which the Company, its directors, officers or employees, may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus relating to such Registrable Shares, or any amendment or supplement thereto, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made therein in reliance upon and in conformity with written information furnished to the Company by such Purchasers for use in the preparation thereof. Such indemnity shall remain in full effect irrespective of any investigation by any person indemnified above.

                           (iii) Promptly after receipt by a person entitled to
indemnification under this Section 4.4 (for purposes of this Section 4.4, an "Indemnified Party") of notice of the commencement of any action or claim relating to any registration statement filed under Sections 4.1 or 4.2 or as to which indemnity may be sought hereunder, such Indemnified Party will, if a claim for indemnification hereunder in respect thereof is to be made against any other party hereto (for purposes of this Section 4.4, an "Indemnifying Party"), give written notice to such Indemnifying Party of the commencement of such action or claim, but the failure to so notify the Indemnifying Party will not relieve it from any liability which it may have to any Indemnifying Party otherwise than pursuant to the provisions of this Section 4.4 and shall also not relieve the Indemnifying Party of its obligations under this Section 4.4, except to the extent that the Indemnifying Party is damaged solely as a result of the failure to give timely notice. In case any such action is brought against an Indemnified Party, and it notifies an Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled (at its own expense) to participate in and, to the extent that it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense with counsel satisfactory to such Indemnified Party, of such action and/or to settle such action and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party will not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof, other than the reasonable cost of investigation; provided, however, that no Indemnifying Party and no Indemnified Party shall enter into any settlement agreement which would impose any liability on such other party or parties without the prior written consent of such other party or parties.

                           (iv) Notwithstanding the foregoing provisions of this
Section 4.4, in no event shall any such Purchaser be liable for an amount in excess of the net proceeds received by such Purchaser from the sale of the Registrable Shares.

                  5.4 Contribution. If the indemnification provided for in
Section 4.4 hereof is unavailable to the Indemnified Party in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and such Purchasers on the one hand and the underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and such Purchasers on the one hand and the underwriters on the other from the offering of the shares of Common Stock, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and such Purchasers on the one hand and of the underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and such Purchasers on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of such Purchasers in connection with such statements or omissions, as well as any other relevant equitable considerations.

                           In no event shall the obligation of any Indemnifying
Party to contribute under this Section 4.5 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 4.4 hereof had been available under the circumstances.

                  The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4.5, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares purchased by it and distributed to the public were offered to the public exceeds the amount of any damages that such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  5.5 Survival. The indemnity and contribution agreements contained in Sections 4.4 and 4.5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement or any underwriting agreement, (ii) any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and (iii) the consummation of the sale or successive resales of the Registrable Shares.

                  5.6 Future Registration Rights. Until such time as the registration statement has been declared effective by the Commission, the Company shall not grant to any third party any registration rights equal to or more favorable than those contained in this Article 4; provided, however, that the foregoing prohibition shall not prevent the Company from granting to a third party specific registration rights that are equal to those contained in this
Article 4, as long as all of the registration rights granted to such third party, taken as a whole, are less favorable to the third party that those granted to such Purchasers herein. In the event that the registration statement shall fail to remain effective (or a stop order shall be entered with respect thereto) while any of the Registrable Shares remain unsold, the provisions of this Section 4.7 shall become applicable once again.


                                    ARTICLE V

                              Conditions to Closing


6    Conditions to the Purchaser's Obligations to Close. The Purchaser's
obligations to close hereunder shall be subject to the following condition: (a) all of the documents required to be delivered by the Company to the Purchaser pursuant to Section 1.4 hereof shall have been delivered to the Purchaser.

                  6.1 Conditions to the Company's Obligation to Close. The Company's obligation to close hereunder shall be subject to the following condition: (a) the purchase price for the Shares and the Warrant required to be delivered by the Purchaser to the Company pursuant to Section 1.5 hereof shall have been delivered to the Company.


                                   ARTICLE VI

                                   Amendments


7    Amendments. This Agreement may not be amended or modified orally and no waiver of compliance with any provision or condition hereof shall be effective unless evidenced by an instrument in writing duly executed by the party hereto sought to be charged with such amendment, modification or waiver.

                                   ARTICLE VII

                                     Legend


8    Legend. The following legend shall be noted conspicuously on all certificates representing the Note Shares and the Warrant Shares to be issued to the Purchaser pursuant to the terms of this Agreement, the Note and the Warrant:

                           "THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A PRIOR EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR A PRIOR OPINION OF COUNSEL TO THE COMPANY OR SUCH OTHER COUNSEL AS SHALL BE SATISFACTORY TO THE COMPANY STATING THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR STATE SECURITIES LAWS."


                                  ARTICLE VIII

                                     Notices


9     Notices. Any notice, demand, waiver, or consent required or permitted hereunder shall be in writing and shall be given personally or by registered or certified mail, with return receipt requested, or by facsimile transmission, addressed as follows:

                           If to the Company:

                                    Soulfood Concepts, Inc.
                                    630 Ninth Avenue
                                    Suite 310
                                    New York, New York  10036
                                    Fax:  (212) 262-8333
                                    Attention:  Mr. Brian Hinchcliffe

                           If to the Purchaser:

                           At the address of such Purchaser as set forth on Exhibit A attached hereto.

                  A given notice shall be deemed received upon the date of delivery if given personally or by facsimile transmission (with delivery of a copy by registered or certified mail), or, if given by registered or certified mail, on the fifth day after the day on which it is deposited in the mails properly addressed with postage prepaid as herein provided. Any party may change his or her address for the purpose of notice by giving notice in accordance with the provisions of this Section 8.1.

                                   ARTICLE IX

                                  Miscellaneous


10
                  Miscellaneous. This Agreement sets forth the entire understanding of the parties and supersedes any and all prior agreements, arrangements and understandings relating to the subject matter hereof, and no representation, promise, inducement or statement of intention has been mae by any party, which is not embodied herein and no party shall be bound by, or be liable for, any alleged representation, promise, inducement or statement of intention not embodied herein. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement may be executed in any number of counterparts, and all such counterparts shall constitute one and the same instrument. Facsimile copies shall be deemed valid and binding. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws rules.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                              SOULFOOD CONCEPTS, INC.



                                              By:    /s/ Brian Hinchcliffe
                                                 ------------------------------
                                                     Name: Brian Hinchchliffe
                                                     Title:   President

                                                PURCHASER:

                                                ATON VENTURES FUND LTD.

                                                By: /s/ Reinhard Siegrist
                                                    ---------------------------
                                                        Name: Reinhard Siegrist
                                                        Title: President

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                        SOULFOOD CONCEPTS, INC.

                                        By: /s/ Brian Hinchcliffe
                                            -----------------------------------
                                                Name: Brian Hinchcliffe
                                                Title: President



                                        PURCHASER:

                                        ATON BALANCED FUND LTD.


                                        By: /s/ Reinhard Siegrist
                                            -----------------------------------
                                            Name: Reinhard Siegrist
                                            Title: Director

                                    EXHIBIT A




Name of Purchaser                     Principal Amount of          No. of Shares of Common Stock into
and Address:                          Note:                        which Warrant is Exercisable:
-----------                           ----                         ----------------------------
Aton Ventures Fund Ltd.                    $250,000                             25,000
Seefeldstrasse 214
8034 Zurich, Switzerland

Aton Balanced Fund Ltd.                    $100,000                             10,000
Seefeldstrasse 214                         --------                             -------
8034 Zurich, Switzerland

Totals:                                    $350,000                             35,000
                                           ========                             ======